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                                                   EXHIBIT 23(a)


                CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to The Retirement Savings Plan of Tyson Foods, Inc. of our reports dated November 15, 1996, with respect to the consolidated financial statements and schedule of Tyson Foods, Inc. included or incorporated by reference in its Annual Report (Form 10-K) for the year ended September 28, 1996 filed with the Securities and Exchange Commission.




                                                          ERNST & YOUNG LLP





    Little Rock, Arkansas
    March 5, 1997

































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